CITIZENS SOUTH
BANKING CORPORATION

FIG Partners
Bank CEO Forum
September 19, 2011
NASDAQ: CSBC

Forward Looking Statements

CITIZENS SOUTH
BANKING CORPORATION

This presentation contains certain forward-looking statements with respect to the Company's financial condition, results of operations and business of the Company. These statements are based on assumptions and estimates with respect to future business strategies and decisions that are subject to change based on changes in the economic and competitive environment in which we operate. Such forward- looking statements can be identified by the use of words such as "may," "would," "could," "will," "expect," "believe," "estimate," "intend," and "plan," as well as similar expressions. Such statements are based on our current beliefs and expectations and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond our control. A number of factors could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. Factors that could cause such a difference include, but are not limited to, 1) the timing and amount of revenues that may be recognized by the Company, 2) changes in local or national economic trends, 3) increased competition among depository and financial institutions, 4) continuation of current revenue and expense trends (including trends affecting charge-offs and provisions for loan losses), 5) changes in interest rates and the shape of the yield curve, and 6) adverse legal, regulatory or accounting changes and other risk factors described under Item 1A. "Risk Factors" of the Company's 2010 Annual Report on Form 10-K and other filings made with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made and the Company is under no duty to update these forward-looking statements.

Overview of Presentation

- **Introduction**
  - Corporate Profile
  - Charlotte Market Data
  - Management Team
- **Financial Performance**
  - Financial Condition
  - Financial Performance Trends
  - Asset Quality Trends
- **Franchise Data**
  - Geographic Footprint
  - FDIC-Assisted Acquisitions
- **2011-2012 Outlook**
  - Long-Term Objectives
  - Future Opportunities

Corporate Profile

CITIZENS SOUTH BANKING CORPORATION

- A $1.1 Billion community bank with 21 offices located in NC, SC, and GA
- Largest community bank headquartered in the Charlotte MSA
- Founded in 1904
- Converted from a mutual form of ownership in 1998
- Four acquisitions since 2001
- Two FDIC-assisted transactions in the past two years

Market Area 2011

CITIZENS SOUTH BANKING CORPORATION


Asheville
Charlotte
Greenville
Atlanta
77
85
75
20

★ **CSBC Headquarters**

● **Current Locations**

Charlotte Market Data

CITIZENS SOUTH BANKING CORPORATION

- Eight Fortune 500 companies are headquartered in Charlotte.(1)

Charlotte Area's Fortune 500 Headquarters		
Name	Revenue	Rank
Bank of America (Banking)	$150.5 billion	5
Lowe's (Retail)	$47.2 billion	42
Duke Energy (Utilities)	$12.7 billion	181
Nucor (Metals)	$11.2 billion	206
Family Dollar (Retail)	$7.4 billion	305
Goodrich Corp. (Aerospace and Defense)	$6.7 billion	334
Sonic Automotive (Automotive Retailing)	$6.3 billion	345
SPX (Electronics)	$4.9 billion	427

- Housing price trends in the Charlotte market compares favorably with national trends.(2)
- Increasing business diversification is a source of strength.
  - NASCAR
  - Energy
  - Technology

(1) Charlotte Chamber of Commerce
(2) Case-Shiller home-price index, June 2011

Management Team

CITIZENS SOUTH BANKING CORPORATION

Name	Education	Years in Banking	Years with CSBC	Primary Prior Service
Kim S. Price, 55 President, Chief Executive Officer	B.S.B.A., Appalachian State Graduate School of Banking, LSU	28	14	First National Bank of Shelby
Dan M. Boyd, 50 EVP, Chief Operating Officer	B.S.B.A., Wake Forest University	27	8	Wachovia Bank
Gary F. Hoskins, 48 EVP, Chief Financial Officer	B.S., University of Montevallo	25	14	OTS / FHLB
Ken A. Icenhour, 59 EVP, Chief Risk Officer	B.A., UNC Chapel Hill M.B.A., UNC Chapel Hill	28	1	Suntrust Bank
Tony Stancil, 48 SVP, North Georgia Market President	B.B.A., University of Georgia	26	1	Regions Bank
Don Flowe, 46 SVP, Commercial Banking Group Manager	B.S.B.A., UNC Charlotte M.B.A., Duke University	18	6	South Trust Bank
Frank Ix, 59 SVP, Chief Credit Officer	B.S., Boston College M.B.A., University of Virginia	36	<1	Wachovia Bank
Steve Huffstetler, 55 SVP, Mortgage Banking Group Manager	B.S.B.A., Belmont Abbey College Graduate School of Banking, LSU	31	14	First Union National Bank
Kim Cooke, 43 SVP, Chief Information Officer	B.S., Gardner Webb University M.B.A., Gardner Webb University	22	8	First Gaston Bank
Pat Kahle, 51 SVP, Retail Banking Group Manager	A.S., Pearl River College	22	7	Wachovia Bank
	Average:	26	8	

Financial Performance

Stock Information

CITIZENS SOUTH BANKING CORPORATION

June 30, 2011

NASDAQ Global Market		CSBC
Stock Price	$	4.15
Tangible Book Value	$	6.29
Price to Tangible Book Value		65.98%
Dividend Yield		0.96%
Raymond James Rating		Outperform
Raymond James 12-Month Target	$	5.50

Select Balance Sheet Data (000's)

CITIZENS SOUTH BANKING CORPORATION

June 30, 2011

Total assets	$1,117,993
Non-covered loans	573,603
Gross loans	750,650
Total deposits	904,578
Common equity	74,058
TARP	20,500
Total equity	94,771

Financial Performance Trends

CITIZENS SOUTH BANKING CORPORATION

Pre-Tax / Pre-Credit Cost Earnings (000's)*



$4,000
$3,000
$2,000
$1,000
$-
$3,495
$3,023
$2,885
$2,638
$3,902
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
PT/PCC Earnings

Revenue (000's)



$12,000
$8,000
$4,000
$-
$10,114
$9,783
$9,739
$9,253
$10,398
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Revenue

*Pre-Tax/Pre-Credit Cost Earnings excludes nonoperating items, amortization of intangible assets, OREO expense, and other OREO valuation adjustments.

Financial Performance Trends

CITIZENS SOUTH
BANKING CORPORATION

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.48%
3.42%
3.25%
3.42%
3.78%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

Yield on Assets / Cost of Funds



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.96%
4.91%
4.68%
4.62%
4.95%
1.72%
1.66%
1.51%
1.32%
1.23%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
YOA
COF

Tangible Common Equity Ratio



10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
6.86%
6.74%
6.69%
6.73%
6.49%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

Total Risk-Based Capital Ratio



20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
16.78%
16.83%
16.80%
16.70%
17.29%
10.00%
10.00%
10.00%
10.00%
10.00%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Total RBC
Well-Capitalized Threshold

Non-Covered Loan Portfolio Composition (000's)

CITIZENS SOUTH BANKING CORPORATION



Other Consumer 3.63%
1-4 Residential 19.12%
HELOC 15.58%
Construction 3.55%
C&I 6.39%
Commercial Land 5.40%
Residential A&D 3.71%
Other CRE 22.29%
Owner Occupied CRE 17.02%
Multifamily 3.30%

June 30, 2011

1-4 Residential	$ 109,693	19.12%
Construction	20,369	3.55%
Commercial Land	30,949	5.40%
Residential A&D	21,307	3.71%
Multifamily	18,955	3.30%
Owner Occupied CRE	97,625	17.02%
Other CRE	127,833	22.29%
C&I	36,648	6.39%
HELOC	89,394	15.58%
Other Consumer	20,830	3.63%

Total: $ 573,603

Deposit Composition (000's)

CITIZENS SOUTH
BANKING CORPORATION



Time
>$100,000
23.32%
DDA
9.10%
NOW
20.90%
Time
<$100,000
26.81%
MMDA
17.70%
Savings
2.17%

June 30, 2011

DDA	$	82,304	9.10%
NOW		189,073	20.90%
MMDA		160,068	17.70%
Savings		19,625	2.17%
Time <$100,000		242,558	26.81%
Time >$100,000		210,950	23.32%
Total:	**$**	**904,578**	

Asset Quality Trends

CITIZENS SOUTH BANKING CORPORATION


Net Charge-Offs / ALLL Balance (000's)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$9,797
$10,752
$11,924
$12,006
$12,742
$2,434
$2,044
$3,828
$2,918
$964
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
NCOs
ALLL Balance (Quarter End)


ALLL / Total Loans
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.62%
1.81%
2.02%
2.05%
2.22%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
ALLL / Total Loans


NCOs / Avg. Loans
4.00%
3.00%
2.00%
1.00%
0.00%
1.61%
1.36%
2.59%
1.99%
0.66%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
NCOs / Avg. Loans


NPAs / Assets
4.00%
3.00%
2.00%
1.00%
0.00%
1.97%
2.61%
2.26%
3.15%
2.99%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
NPAs / Assets

(1) All ratios on this slide based upon assets and loans which are non-covered.

Franchise Data

Deposit Market Share

CITIZENS SOUTH BANKING CORPORATION

NC/SC Counties with a CSB Office 2010 Deposit Share

(in thousands)

	Financial Institution	June 30, 2010 Deposits	Market %
1	Bank Of America	$51,039,137	56.01%
2	Wells Fargo Bank	$24,363,866	26.74%
3	Branch Banking&Trust Co	$4,126,790	4.53%
4	First-Citizens Bank&Trust Co	$1,251,248	1.37%
5	Fifth Third Bank	$1,238,028	1.36%
6	Suntrust Bank	$1,119,805	1.23%
7	RBC Bank	$1,091,066	1.20%
8	Yadkin Valley Bank&Trust Co	$749,890	0.82%
9	**Citizens South Bank**	**$621,281**	**0.68%**
10	SCBT National Assn	$474,729	0.52%
11	Newdominion Bank	$470,993	0.52%
12	Farmers&Merchants Bank	$420,928	0.46%
13	Park Sterling Bank	$377,468	0.41%
14	First Trust Bank	$373,490	0.41%
15	Communityone Bank	$368,921	0.40%
	32 Other Institutions	$3,034,621	3.33%
	Total Deposits	**$91,122,261**	

GA Counties with a CSB Office 2010 Deposit Share*

(in thousands)

	Financial Institution	June 30, 2010 Deposits	Market %
1	United Community Bank	$1,564,841	53.99%
2	Community&Southern Bank	$668,294	23.06%
3	**Citizens South Bank**	**$350,352**	**12.09%**
4	Branch Banking&Trust Co	$126,537	4.37%
5	Appalachian Cmty Bank Fsb	$62,351	2.15%
6	Cadence Bank N A	$35,081	1.21%
7	Suntrust Bank	$28,183	0.97%
8	Regions Financial Corp.	$24,200	0.83%
9	Stephens Federal Bank	$23,198	0.80%
10	SCBT National Assn	$15,335	0.53%
	Total Deposits	**$2,898,372**	

Deposit Data Source: SNL Financial and FDIC Deposit Market Share Report of 06/30/2010.
****Includes deposit market share data for New Horizons Bank.***

Bank of Hiawassee Acquisition

- Acquisition date: March 19, 2010
- Over 100 years old
- $286 million in assets:
  - Approximately $230 million in loans
  - Approximately $291 million in deposits
- Loss sharing agreement with FDIC covers all acquired loans, and reimburses 80% of future losses
- Located in Northeast Georgia
- Four full-service locations

New Horizons Bank Acquisition

CITIZENS SOUTH
BANKING CORPORATION

- Acquisition Date: April 15, 2011
- $94 million in assets:
  - Approximately $71 million in loans
  - Approximately $96 million in deposits
- Loss sharing agreement with FDIC covers substantially all acquired loans and other real estate owned, and reimburses 80% of future losses
- Located in Northeast Georgia
- One full-service location

2011-2012 Outlook

Long-Term Objectives

CITIZENS SOUTH
BANKING CORPORATION

- Broaden Geographic Footprint (Western NC and Upstate SC)
- Additional FDIC-assisted Transactions
- Traditional Acquisitions
- More Disciplined Operating Model
  - Relationships vs. Transactions
- Improved Pricing (Loans and Deposits)
- Management Team – Depth & Breadth

Future Opportunities

CITIZENS SOUTH
BANKING CORPORATION

- Consolidating Industry
- Challenges Present Opportunities
- Regulatory Reform
- TARP Repayment / SBLF
- Capital
- Charter Choice

Contact Information

Citizens South Banking Corporation
Nasdaq: CSBC
519 South New Hope Road
Gastonia, NC 28054

For More Information Contact
Kim S. Price
President and Chief Executive Officer
Citizens South Banking Corporation
(704) 884-2260